EXHIBIT 4-g

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                          OWNER PARTICIPANT GUARANTY

                (FEDERAL EXPRESS CORPORATION TRUST NO. N670FE)

                              Dated May 28, 1997

                                     from

                      PHILIP MORRIS CAPITAL CORPORATION,
                        as Owner Participant Guarantor

                                      to

                         FEDERAL EXPRESS CORPORATION,
                                   as Lessee

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                        Not in Its Individual Capacity,
                         but Solely as Owner Trustee,
                               as Owner Trustee

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                             as Indenture Trustee

                                      and

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                            as Pass Through Trustee

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                               TABLE OF CONTENTS



   Section 1.         Definitions..........................................  1
   Section 2.         Guaranty.............................................  1
   Section 3.         No Subrogation.......................................  2
   Section 4.         Amendments with Respect to the Obligations; Waiver
                       of Rights...........................................  2
   Section 5.         Guaranty Absolute and Unconditional..................  3
   Section 6.         Reinstatement........................................  4
   Section 7.         Payments.............................................  5
   Section 8.         Representations and Warranties.......................  5
   Section 9.         Severability.........................................  6
   Section 10.        Jurisdiction; Waiver of Jury Trial, Etc..............  6
   Section 11.        Section Headings.....................................  6
   Section 12.        No Waiver; Cumulative Remedies.......................  6
   Section 13.        Amendments and Waivers...............................  7
   Section 14.        Successors and Assigns...............................  7
   Section 15.        GOVERNING LAW........................................  7
   Section 16.        Notices..............................................  7




                          OWNER PARTICIPANT GUARANTY
                (FEDERAL EXPRESS CORPORATION TRUST NO. N670FE)

               OWNER PARTICIPANT GUARANTY (FEDERAL EXPRESS CORPORATION TRUST NO. N670FE), dated May 28, 1997 (this "Guaranty") by PHILIP MORRIS CAPITAL CORPORATION, a Delaware corporation (the "Guarantor"), to State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity and as Owner Trustee, First Security Bank, National Association, as Indenture Trustee and Pass Through Trustee, and Federal Express Corporation, as Lessee (collectively, together with their successors and assigns and the holders from time to time of the Certificates, the "Beneficiaries").

                             W I T N E S S E T H :

               WHEREAS, PMCC LEASING CORPORATION, a Delaware corporation (the "Owner Participant"), is party to the Participation Agreement (Federal Express Corporation Trust No. N670FE), dated as of May 1, 1997 (as amended, modified or supplemented from time to time, the "Participation Agreement"), among Federal Express Corporation, as Lessee, the Owner Participant, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual, except as otherwise stated therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent; and

               WHEREAS, in order to induce the Beneficiaries to enter into the Participation Agreement and the other Operative Agreements, the Guarantor desires to enter into this Guaranty to guarantee the Owner Participant's performance and compliance with the covenants, agreements, obligations, terms and conditions of or applicable to the Owner Participant under and pursuant to the Operative Agreements.

               NOW, THEREFORE, in consideration of the premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

               Section 1. Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Participation Agreement.

               Section 2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor and not merely surety, to the Beneficiaries the prompt and complete payment by the Owner Participant when due of all payment obligations of the Owner Participant under the Operative Agreements without offset or deduction and the timely performance of all other obligations of the Owner Participant thereunder (such payment and other obligations, the "Obligations"), and the Guarantor further agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) that may be paid or incurred by the Beneficiaries in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

               The Guarantor will not exercise any rights that it may now or hereafter acquire against Owner Participant that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty or the Operative Agreements, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against Owner Participant or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Owner Participant, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations have been performed in full and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the final payment in full in cash of the Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of any Beneficiary and shall forthwith be paid to such Beneficiary to be credited and applied to the Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Operative Agreements, or to be held as collateral for any Obligations or other amounts payable under this Guaranty thereafter arising.

               Section 3. No Subrogation. Notwithstanding anything to the contrary in this Guaranty, the Guarantor hereby agrees not to assert any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, under common law or otherwise) of any Beneficiary against the Owner Participant for the payment of the Obligations until all of the Obligations shall have been satisfied by payment and performance in full.

               Section 4. Amendments with Respect to the Obligations; Waiver of Rights. The Guarantor shall remain fully obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment or performance of any of the Obligations made by any Beneficiary may be rescinded by such party and any of the obligations continued, and the Obligations, may, from time to time, in whole or part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Beneficiary and any Operative Agreement may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof from time to time. When making any demand hereunder against the Guarantor, a Beneficiary may, but shall be under no obligation to, make a similar demand on the Owner Participant, and any failure by a Beneficiary to make any such demand or to collect any payments from the Owner Participant or any release of the Owner Participant shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Beneficiary against the Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings. The Guarantor represents and warrants that it is the parent of the Owner Participant, and agrees that its obligations hereunder shall continue unimpaired, even if the Guarantor is no longer an Affiliate of the Owner Participant.

               Section 5. Guaranty Absolute and Unconditional. The Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Operative Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of any Beneficiary with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations or any other obligations of any other party, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether the Owner Participant or any other party is joined in any such action or actions. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Owner Participant or the Guarantor and any Beneficiary shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives, to the fullest extent permitted by applicable law, diligence, presentment, promptness, protest, mitigation of damages by the Beneficiaries demand for payment and notice of default or nonpayment to or upon the Owner Participant or the Guarantor with respect to the Obligations. The Guarantor further waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future. The Guarantor understands and agrees that, to the fullest extent permitted by applicable law, this Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment and performance (and not merely of collectibility) without regard to:

         (a) the validity, regularity or enforceability of any Operative Agreement, or any of the Obligations at any time or from time to time held by any Beneficiary;

         (b) any defense, set-off, rebate, adjustment, withholding, deduction or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Owner Participant against any Beneficiary or any agreement or instrument relating thereto or;

         (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations or any other obligations of any other party under the Operative Agreements, or any other amendment or waiver of or any consent to departure from the other Operative Agreements;

         (d) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

         (e) any change, restructuring or termination of the corporate structure or existence of the Guarantor or the Owner Participant or any of the Affiliates of either;

         (f) any defect in the title, condition, design, operation or fitness of, or any interference with the operation, use or possession of, the Aircraft;

         (g) any failure to establish, perfect or preserve title to or any security interest in or to the Aircraft or any other collateral security for the Obligations; or

         (h) any other circumstance whatsoever or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Guarantor or any other guarantor or surety.

         When pursuing its rights and remedies hereunder against the Guarantor, any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Owner Participant for the Obligations, and any failure by any Beneficiary to pursue such other rights or remedies or to collect any payments from the Owner Participant, or any release of the Owner Participant, shall not, to the fullest extent permitted by applicable law, relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Beneficiary against the Guarantor. This Guaranty is a continuing guaranty and shall remain in full force and effect until the earlier of (x) the date that all of the Obligations are satisfied by payment and performance in full and (y) the date that all right, title and interest of the Owner Participant shall have been transferred to a Person meeting the requirements of Section 7.03(d) of the Participation Agreement in accordance with said section; provided that this Guaranty shall remain in full force and effect with respect to obligations relating to the period prior to such transfer.

               Section 6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Beneficiary upon the insolvency, bankruptcy dissolution, liquidation or reorganization of the Owner Participant or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Owner Participant or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made and the Guarantor agrees that it will indemnify any such Beneficiary on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) by such Beneficiary in connection with such rescission or restoration.

               Section 7. Payments. The Guarantor hereby guarantees that payments hereunder shall be paid without set-off, counterclaim, deduction, rebate, adjustment or withholding, and shall be made in U.S. Dollars in immediately available funds.

               Section 8. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and the Owner Participant is currently a subsidiary of the Guarantor;

         (b) the Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

         (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

         (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or contractual obligation of the Guarantor or any of its constitutive documents;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

         (f) the Guarantor is a corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated tangible net worth or its equivalent) of not less than $75,000,000;

         (g) there are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived; and

         (h) the Guarantor has, independently and without reliance upon any Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and the Guarantor has established adequate means of obtaining from Owner Participant on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of Owner Participant.

               Section 9. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               Section 10.  Jurisdiction;  Waiver of Jury Trial, Etc.

               (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any Operative Agreement to which it is or is to be a party in the courts of any jurisdiction.

               (b) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               Section 11. Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

               Section 12. No Waiver; Cumulative Remedies. No Beneficiary shall by any act (except by a written instrument pursuant to Section 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right power or privilege. A waiver by a Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Beneficiary would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

               Section 13. Amendments and Waivers. None of the terms or provisions of this Guaranty may be waived, amended or supplemented or otherwise modified except by a written instrument executed by the Guarantor and each Beneficiary.

               Section 14. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Beneficiaries and their respective successors and permitted assigns but Guarantor may not assign this Guaranty without prior written consent of the Beneficiaries except to an assignee making, as of the date of such assignment, (i) representations and warranties substantially similar to those contained in Section 8 hereof and (ii) a representation that it is a U.S. citizen, unless, in the case of the preceding clause (ii) any of (a) the aircraft is not then registered in the United States nor contemplated to be so registered or (b) a voting trust or similar arrangement reasonably satisfactory to the Beneficiaries is in place with respect to such registration or (c) it is not necessary for the Guarantor to be a U.S. citizen in order for the aircraft to remain registered in the United States.

               Section 15. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

               Section 16. Notices. All notices, requests and demands to or upon the Guarantor or any Beneficiary to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made, when delivered by hand or by mail, upon receipt, or, when delivered by facsimile transmission, upon being sent and confirmed, addressed (a) in the case of the Guarantor, to the Guarantor at its office at [PLEASE PROVIDE ADDRESS ASAP], and (b) in the case of any Beneficiary, to such Beneficiary at the address provided for such Beneficiary in or pursuant to the Participation Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.



                                       PHILIP MORRIS CAPITAL CORPORATION


                                       By:______________________________
                                            Name:
                                            Title:




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                          OWNER PARTICIPANT GUARANTY

                (FEDERAL EXPRESS CORPORATION TRUST NO. N671FE)

                              Dated May 28, 1997

                                     from

                      PHILIP MORRIS CAPITAL CORPORATION,
                        as Owner Participant Guarantor

                                      to

                         FEDERAL EXPRESS CORPORATION,
                                   as Lessee

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                        Not in Its Individual Capacity,
                         but Solely as Owner Trustee,
                               as Owner Trustee

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                             as Indenture Trustee

                                      and

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                            as Pass Through Trustee

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                               TABLE OF CONTENTS



   Section 1.         Definitions..........................................  1
   Section 2.         Guaranty.............................................  1
   Section 3.         No Subrogation.......................................  2
   Section 4.         Amendments with Respect to the Obligations; Waiver
                       of Rights...........................................  2
   Section 5.         Guaranty Absolute and Unconditional..................  3
   Section 6.         Reinstatement........................................  4
   Section 7.         Payments.............................................  5
   Section 8.         Representations and Warranties.......................  5
   Section 9.         Severability.........................................  6
   Section 10.        Jurisdiction; Waiver of Jury Trial, Etc..............  6
   Section 11.        Section Headings.....................................  6
   Section 12.        No Waiver; Cumulative Remedies.......................  6
   Section 13.        Amendments and Waivers...............................  7
   Section 14.        Successors and Assigns...............................  7
   Section 15.        GOVERNING LAW........................................  7
   Section 16.        Notices..............................................  7




                          OWNER PARTICIPANT GUARANTY
                (FEDERAL EXPRESS CORPORATION TRUST NO. N671FE)

               OWNER PARTICIPANT GUARANTY (FEDERAL EXPRESS CORPORATION TRUST NO. N671FE), dated May 28, 1997 (this "Guaranty") by PHILIP MORRIS CAPITAL CORPORATION, a Delaware corporation (the "Guarantor"), to State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity and as Owner Trustee, First Security Bank, National Association, as Indenture Trustee and Pass Through Trustee, and Federal Express Corporation, as Lessee (collectively, together with their successors and assigns and the holders from time to time of the Certificates, the "Beneficiaries").

                             W I T N E S S E T H :

               WHEREAS, PMCC LEASING CORPORATION, a Delaware corporation (the "Owner Participant"), is party to the Participation Agreement (Federal Express Corporation Trust No. N671FE), dated as of May 1, 1997 (as amended, modified or supplemented from time to time, the "Participation Agreement"), among Federal Express Corporation, as Lessee, the Owner Participant, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual, except as otherwise stated therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent; and

               WHEREAS, in order to induce the Beneficiaries to enter into the Participation Agreement and the other Operative Agreements, the Guarantor desires to enter into this Guaranty to guarantee the Owner Participant's performance and compliance with the covenants, agreements, obligations, terms and conditions of or applicable to the Owner Participant under and pursuant to the Operative Agreements.

               NOW, THEREFORE, in consideration of the premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

               Section 1. Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Participation Agreement.

               Section 2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor and not merely surety, to the Beneficiaries the prompt and complete payment by the Owner Participant when due of all payment obligations of the Owner Participant under the Operative Agreements without offset or deduction and the timely performance of all other obligations of the Owner Participant thereunder (such payment and other obligations, the "Obligations"), and the Guarantor further agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) that may be paid or incurred by the Beneficiaries in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

               The Guarantor will not exercise any rights that it may now or hereafter acquire against Owner Participant that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty or the Operative Agreements, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against Owner Participant or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Owner Participant, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations have been performed in full and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the final payment in full in cash of the Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of any Beneficiary and shall forthwith be paid to such Beneficiary to be credited and applied to the Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Operative Agreements, or to be held as collateral for any Obligations or other amounts payable under this Guaranty thereafter arising.

               Section 3. No Subrogation. Notwithstanding anything to the contrary in this Guaranty, the Guarantor hereby agrees not to assert any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, under common law or otherwise) of any Beneficiary against the Owner Participant for the payment of the Obligations until all of the Obligations shall have been satisfied by payment and performance in full.

               Section 4. Amendments with Respect to the Obligations; Waiver of Rights. The Guarantor shall remain fully obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment or performance of any of the Obligations made by any Beneficiary may be rescinded by such party and any of the obligations continued, and the Obligations, may, from time to time, in whole or part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Beneficiary and any Operative Agreement may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof from time to time. When making any demand hereunder against the Guarantor, a Beneficiary may, but shall be under no obligation to, make a similar demand on the Owner Participant, and any failure by a Beneficiary to make any such demand or to collect any payments from the Owner Participant or any release of the Owner Participant shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Beneficiary against the Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings. The Guarantor represents and warrants that it is the parent of the Owner Participant, and agrees that its obligations hereunder shall continue unimpaired, even if the Guarantor is no longer an Affiliate of the Owner Participant.

               Section 5. Guaranty Absolute and Unconditional. The Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Operative Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of any Beneficiary with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations or any other obligations of any other party, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether the Owner Participant or any other party is joined in any such action or actions. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Owner Participant or the Guarantor and any Beneficiary shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives, to the fullest extent permitted by applicable law, diligence, presentment, promptness, protest, mitigation of damages by the Beneficiaries demand for payment and notice of default or nonpayment to or upon the Owner Participant or the Guarantor with respect to the Obligations. The Guarantor further waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future. The Guarantor understands and agrees that, to the fullest extent permitted by applicable law, this Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment and performance (and not merely of collectibility) without regard to:

         (a) the validity, regularity or enforceability of any Operative Agreement, or any of the Obligations at any time or from time to time held by any Beneficiary;

         (b) any defense, set-off, rebate, adjustment, withholding, deduction or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Owner Participant against any Beneficiary or any agreement or instrument relating thereto or;

         (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations or any other obligations of any other party under the Operative Agreements, or any other amendment or waiver of or any consent to departure from the other Operative Agreements;

         (d) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

         (e) any change, restructuring or termination of the corporate structure or existence of the Guarantor or the Owner Participant or any of the Affiliates of either;

         (f) any defect in the title, condition, design, operation or fitness of, or any interference with the operation, use or possession of, the Aircraft;

         (g) any failure to establish, perfect or preserve title to or any security interest in or to the Aircraft or any other collateral security for the Obligations; or

         (h) any other circumstance whatsoever or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Guarantor or any other guarantor or surety.

         When pursuing its rights and remedies hereunder against the Guarantor, any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Owner Participant for the Obligations, and any failure by any Beneficiary to pursue such other rights or remedies or to collect any payments from the Owner Participant, or any release of the Owner Participant, shall not, to the fullest extent permitted by applicable law, relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Beneficiary against the Guarantor. This Guaranty is a continuing guaranty and shall remain in full force and effect until the earlier of (x) the date that all of the Obligations are satisfied by payment and performance in full and (y) the date that all right, title and interest of the Owner Participant shall have been transferred to a Person meeting the requirements of Section 7.03(d) of the Participation Agreement in accordance with said section; provided that this Guaranty shall remain in full force and effect with respect to obligations relating to the period prior to such transfer.

               Section 6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Beneficiary upon the insolvency, bankruptcy dissolution, liquidation or reorganization of the Owner Participant or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Owner Participant or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made and the Guarantor agrees that it will indemnify any such Beneficiary on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) by such Beneficiary in connection with such rescission or restoration.

               Section 7. Payments. The Guarantor hereby guarantees that payments hereunder shall be paid without set-off, counterclaim, deduction, rebate, adjustment or withholding, and shall be made in U.S. Dollars in immediately available funds.

               Section 8. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and the Owner Participant is currently a subsidiary of the Guarantor;

         (b) the Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

         (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

         (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or contractual obligation of the Guarantor or any of its constitutive documents;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

         (f) the Guarantor is a corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated tangible net worth or its equivalent) of not less than $75,000,000;

         (g) there are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived; and

         (h) the Guarantor has, independently and without reliance upon any Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and the Guarantor has established adequate means of obtaining from Owner Participant on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of Owner Participant.

               Section 9. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               Section 10.  Jurisdiction;  Waiver of Jury Trial, Etc.

               (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any Operative Agreement to which it is or is to be a party in the courts of any jurisdiction.

               (b) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               Section 11. Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

               Section 12. No Waiver; Cumulative Remedies. No Beneficiary shall by any act (except by a written instrument pursuant to Section 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right power or privilege. A waiver by a Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Beneficiary would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

               Section 13. Amendments and Waivers. None of the terms or provisions of this Guaranty may be waived, amended or supplemented or otherwise modified except by a written instrument executed by the Guarantor and each Beneficiary.

               Section 14. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Beneficiaries and their respective successors and permitted assigns but Guarantor may not assign this Guaranty without prior written consent of the Beneficiaries except to an assignee making, as of the date of such assignment, (i) representations and warranties substantially similar to those contained in Section 8 hereof and (ii) a representation that it is a U.S. citizen, unless, in the case of the preceding clause (ii) any of (a) the aircraft is not then registered in the United States nor contemplated to be so registered or (b) a voting trust or similar arrangement reasonably satisfactory to the Beneficiaries is in place with respect to such registration or (c) it is not necessary for the Guarantor to be a U.S. citizen in order for the aircraft to remain registered in the United States.

               Section 15. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

               Section 16. Notices. All notices, requests and demands to or upon the Guarantor or any Beneficiary to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made, when delivered by hand or by mail, upon receipt, or, when delivered by facsimile transmission, upon being sent and confirmed, addressed (a) in the case of the Guarantor, to the Guarantor at its office at [PLEASE PROVIDE ADDRESS ASAP], and (b) in the case of any Beneficiary, to such Beneficiary at the address provided for such Beneficiary in or pursuant to the Participation Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.



                                       PHILIP MORRIS CAPITAL CORPORATION


                                       By:______________________________
                                            Name:
                                            Title:




------------------------------------------------------------------------------


                          OWNER PARTICIPANT GUARANTY

                (FEDERAL EXPRESS CORPORATION TRUST NO. N672FE)

                              Dated May 28, 1997

                                     from

                      PHILIP MORRIS CAPITAL CORPORATION,
                        as Owner Participant Guarantor

                                      to

                         FEDERAL EXPRESS CORPORATION,
                                   as Lessee

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                        Not in Its Individual Capacity,
                         but Solely as Owner Trustee,
                               as Owner Trustee

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                             as Indenture Trustee

                                      and

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                            as Pass Through Trustee

------------------------------------------------------------------------------






                               TABLE OF CONTENTS



   Section 1.         Definitions..........................................  1
   Section 2.         Guaranty.............................................  1
   Section 3.         No Subrogation.......................................  2
   Section 4.         Amendments with Respect to the Obligations; Waiver
                       of Rights...........................................  2
   Section 5.         Guaranty Absolute and Unconditional..................  3
   Section 6.         Reinstatement........................................  4
   Section 7.         Payments.............................................  5
   Section 8.         Representations and Warranties.......................  5
   Section 9.         Severability.........................................  6
   Section 10.        Jurisdiction; Waiver of Jury Trial, Etc..............  6
   Section 11.        Section Headings.....................................  6
   Section 12.        No Waiver; Cumulative Remedies.......................  6
   Section 13.        Amendments and Waivers...............................  7
   Section 14.        Successors and Assigns...............................  7
   Section 15.        GOVERNING LAW........................................  7
   Section 16.        Notices..............................................  7




                          OWNER PARTICIPANT GUARANTY
                (FEDERAL EXPRESS CORPORATION TRUST NO. N672FE)

               OWNER PARTICIPANT GUARANTY (FEDERAL EXPRESS CORPORATION TRUST NO. N672FE), dated May 28, 1997 (this "Guaranty") by PHILIP MORRIS CAPITAL CORPORATION, a Delaware corporation (the "Guarantor"), to State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity and as Owner Trustee, First Security Bank, National Association, as Indenture Trustee and Pass Through Trustee, and Federal Express Corporation, as Lessee (collectively, together with their successors and assigns and the holders from time to time of the Certificates, the "Beneficiaries").

                             W I T N E S S E T H :

               WHEREAS, PMCC LEASING CORPORATION, a Delaware corporation (the "Owner Participant"), is party to the Participation Agreement (Federal Express Corporation Trust No. N672FE), dated as of May 1, 1997 (as amended, modified or supplemented from time to time, the "Participation Agreement"), among Federal Express Corporation, as Lessee, the Owner Participant, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual, except as otherwise stated therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent; and

               WHEREAS, in order to induce the Beneficiaries to enter into the Participation Agreement and the other Operative Agreements, the Guarantor desires to enter into this Guaranty to guarantee the Owner Participant's performance and compliance with the covenants, agreements, obligations, terms and conditions of or applicable to the Owner Participant under and pursuant to the Operative Agreements.

               NOW, THEREFORE, in consideration of the premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

               Section 1. Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Participation Agreement.

               Section 2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor and not merely surety, to the Beneficiaries the prompt and complete payment by the Owner Participant when due of all payment obligations of the Owner Participant under the Operative Agreements without offset or deduction and the timely performance of all other obligations of the Owner Participant thereunder (such payment and other obligations, the "Obligations"), and the Guarantor further agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) that may be paid or incurred by the Beneficiaries in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

               The Guarantor will not exercise any rights that it may now or hereafter acquire against Owner Participant that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty or the Operative Agreements, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against Owner Participant or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Owner Participant, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations have been performed in full and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the final payment in full in cash of the Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of any Beneficiary and shall forthwith be paid to such Beneficiary to be credited and applied to the Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Operative Agreements, or to be held as collateral for any Obligations or other amounts payable under this Guaranty thereafter arising.

               Section 3. No Subrogation. Notwithstanding anything to the contrary in this Guaranty, the Guarantor hereby agrees not to assert any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, under common law or otherwise) of any Beneficiary against the Owner Participant for the payment of the Obligations until all of the Obligations shall have been satisfied by payment and performance in full.

               Section 4. Amendments with Respect to the Obligations; Waiver of Rights. The Guarantor shall remain fully obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment or performance of any of the Obligations made by any Beneficiary may be rescinded by such party and any of the obligations continued, and the Obligations, may, from time to time, in whole or part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Beneficiary and any Operative Agreement may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof from time to time. When making any demand hereunder against the Guarantor, a Beneficiary may, but shall be under no obligation to, make a similar demand on the Owner Participant, and any failure by a Beneficiary to make any such demand or to collect any payments from the Owner Participant or any release of the Owner Participant shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Beneficiary against the Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings. The Guarantor represents and warrants that it is the parent of the Owner Participant, and agrees that its obligations hereunder shall continue unimpaired, even if the Guarantor is no longer an Affiliate of the Owner Participant.

               Section 5. Guaranty Absolute and Unconditional. The Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Operative Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of any Beneficiary with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations or any other obligations of any other party, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether the Owner Participant or any other party is joined in any such action or actions. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Owner Participant or the Guarantor and any Beneficiary shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives, to the fullest extent permitted by applicable law, diligence, presentment, promptness, protest, mitigation of damages by the Beneficiaries demand for payment and notice of default or nonpayment to or upon the Owner Participant or the Guarantor with respect to the Obligations. The Guarantor further waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future. The Guarantor understands and agrees that, to the fullest extent permitted by applicable law, this Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment and performance (and not merely of collectibility) without regard to:

         (a) the validity, regularity or enforceability of any Operative Agreement, or any of the Obligations at any time or from time to time held by any Beneficiary;

         (b) any defense, set-off, rebate, adjustment, withholding, deduction or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Owner Participant against any Beneficiary or any agreement or instrument relating thereto or;

         (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations or any other obligations of any other party under the Operative Agreements, or any other amendment or waiver of or any consent to departure from the other Operative Agreements;

         (d) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

         (e) any change, restructuring or termination of the corporate structure or existence of the Guarantor or the Owner Participant or any of the Affiliates of either;

         (f) any defect in the title, condition, design, operation or fitness of, or any interference with the operation, use or possession of, the Aircraft;

         (g) any failure to establish, perfect or preserve title to or any security interest in or to the Aircraft or any other collateral security for the Obligations; or

         (h) any other circumstance whatsoever or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Guarantor or any other guarantor or surety.

         When pursuing its rights and remedies hereunder against the Guarantor, any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Owner Participant for the Obligations, and any failure by any Beneficiary to pursue such other rights or remedies or to collect any payments from the Owner Participant, or any release of the Owner Participant, shall not, to the fullest extent permitted by applicable law, relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Beneficiary against the Guarantor. This Guaranty is a continuing guaranty and shall remain in full force and effect until the earlier of (x) the date that all of the Obligations are satisfied by payment and performance in full and (y) the date that all right, title and interest of the Owner Participant shall have been transferred to a Person meeting the requirements of Section 7.03(d) of the Participation Agreement in accordance with said section; provided that this Guaranty shall remain in full force and effect with respect to obligations relating to the period prior to such transfer.

               Section 6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Beneficiary upon the insolvency, bankruptcy dissolution, liquidation or reorganization of the Owner Participant or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Owner Participant or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made and the Guarantor agrees that it will indemnify any such Beneficiary on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) by such Beneficiary in connection with such rescission or restoration.

               Section 7. Payments. The Guarantor hereby guarantees that payments hereunder shall be paid without set-off, counterclaim, deduction, rebate, adjustment or withholding, and shall be made in U.S. Dollars in immediately available funds.

               Section 8. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and the Owner Participant is currently a subsidiary of the Guarantor;

         (b) the Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

         (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

         (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or contractual obligation of the Guarantor or any of its constitutive documents;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

         (f) the Guarantor is a corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated tangible net worth or its equivalent) of not less than $75,000,000;

         (g) there are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived; and

         (h) the Guarantor has, independently and without reliance upon any Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and the Guarantor has established adequate means of obtaining from Owner Participant on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of Owner Participant.

               Section 9. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               Section 10.  Jurisdiction;  Waiver of Jury Trial, Etc.

               (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any Operative Agreement to which it is or is to be a party in the courts of any jurisdiction.

               (b) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               Section 11. Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

               Section 12. No Waiver; Cumulative Remedies. No Beneficiary shall by any act (except by a written instrument pursuant to Section 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right power or privilege. A waiver by a Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Beneficiary would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

               Section 13. Amendments and Waivers. None of the terms or provisions of this Guaranty may be waived, amended or supplemented or otherwise modified except by a written instrument executed by the Guarantor and each Beneficiary.

               Section 14. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Beneficiaries and their respective successors and permitted assigns but Guarantor may not assign this Guaranty without prior written consent of the Beneficiaries except to an assignee making, as of the date of such assignment, (i) representations and warranties substantially similar to those contained in Section 8 hereof and (ii) a representation that it is a U.S. citizen, unless, in the case of the preceding clause (ii) any of (a) the aircraft is not then registered in the United States nor contemplated to be so registered or (b) a voting trust or similar arrangement reasonably satisfactory to the Beneficiaries is in place with respect to such registration or (c) it is not necessary for the Guarantor to be a U.S. citizen in order for the aircraft to remain registered in the United States.

               Section 15. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

               Section 16. Notices. All notices, requests and demands to or upon the Guarantor or any Beneficiary to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made, when delivered by hand or by mail, upon receipt, or, when delivered by facsimile transmission, upon being sent and confirmed, addressed (a) in the case of the Guarantor, to the Guarantor at its office at [PLEASE PROVIDE ADDRESS ASAP], and (b) in the case of any Beneficiary, to such Beneficiary at the address provided for such Beneficiary in or pursuant to the Participation Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.



                                       PHILIP MORRIS CAPITAL CORPORATION


                                       By:______________________________
                                            Name:
                                            Title:

------------------------------------------------------------------------------


                          OWNER PARTICIPANT GUARANTY

                (FEDERAL EXPRESS CORPORATION TRUST NO. N673FE)

                              Dated May 28, 1997

                                     from

                      PHILIP MORRIS CAPITAL CORPORATION,
                        as Owner Participant Guarantor

                                      to

                         FEDERAL EXPRESS CORPORATION,
                                   as Lessee

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                        Not in Its Individual Capacity,
                         but Solely as Owner Trustee,
                               as Owner Trustee

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                             as Indenture Trustee

                                      and

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                            as Pass Through Trustee

------------------------------------------------------------------------------






                               TABLE OF CONTENTS



   Section 1.         Definitions..........................................  1
   Section 2.         Guaranty.............................................  1
   Section 3.         No Subrogation.......................................  2
   Section 4.         Amendments with Respect to the Obligations; Waiver
                       of Rights...........................................  2
   Section 5.         Guaranty Absolute and Unconditional..................  3
   Section 6.         Reinstatement........................................  4
   Section 7.         Payments.............................................  5
   Section 8.         Representations and Warranties.......................  5
   Section 9.         Severability.........................................  6
   Section 10.        Jurisdiction; Waiver of Jury Trial, Etc..............  6
   Section 11.        Section Headings.....................................  6
   Section 12.        No Waiver; Cumulative Remedies.......................  6
   Section 13.        Amendments and Waivers...............................  7
   Section 14.        Successors and Assigns...............................  7
   Section 15.        GOVERNING LAW........................................  7
   Section 16.        Notices..............................................  7




                          OWNER PARTICIPANT GUARANTY
                (FEDERAL EXPRESS CORPORATION TRUST NO. N673FE)

               OWNER PARTICIPANT GUARANTY (FEDERAL EXPRESS CORPORATION TRUST NO. N673FE), dated May 28, 1997 (this "Guaranty") by PHILIP MORRIS CAPITAL CORPORATION, a Delaware corporation (the "Guarantor"), to State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity and as Owner Trustee, First Security Bank, National Association, as Indenture Trustee and Pass Through Trustee, and Federal Express Corporation, as Lessee (collectively, together with their successors and assigns and the holders from time to time of the Certificates, the "Beneficiaries").

                             W I T N E S S E T H :

               WHEREAS, PMCC LEASING CORPORATION, a Delaware corporation (the "Owner Participant"), is party to the Participation Agreement (Federal Express Corporation Trust No. N673FE), dated as of May 1, 1997 (as amended, modified or supplemented from time to time, the "Participation Agreement"), among Federal Express Corporation, as Lessee, the Owner Participant, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual, except as otherwise stated therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent; and

               WHEREAS, in order to induce the Beneficiaries to enter into the Participation Agreement and the other Operative Agreements, the Guarantor desires to enter into this Guaranty to guarantee the Owner Participant's performance and compliance with the covenants, agreements, obligations, terms and conditions of or applicable to the Owner Participant under and pursuant to the Operative Agreements.

               NOW, THEREFORE, in consideration of the premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

               Section 1. Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Participation Agreement.

               Section 2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor and not merely surety, to the Beneficiaries the prompt and complete payment by the Owner Participant when due of all payment obligations of the Owner Participant under the Operative Agreements without offset or deduction and the timely performance of all other obligations of the Owner Participant thereunder (such payment and other obligations, the "Obligations"), and the Guarantor further agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) that may be paid or incurred by the Beneficiaries in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

               The Guarantor will not exercise any rights that it may now or hereafter acquire against Owner Participant that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty or the Operative Agreements, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against Owner Participant or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Owner Participant, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations have been performed in full and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the final payment in full in cash of the Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of any Beneficiary and shall forthwith be paid to such Beneficiary to be credited and applied to the Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Operative Agreements, or to be held as collateral for any Obligations or other amounts payable under this Guaranty thereafter arising.

               Section 3. No Subrogation. Notwithstanding anything to the contrary in this Guaranty, the Guarantor hereby agrees not to assert any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, under common law or otherwise) of any Beneficiary against the Owner Participant for the payment of the Obligations until all of the Obligations shall have been satisfied by payment and performance in full.

               Section 4. Amendments with Respect to the Obligations; Waiver of Rights. The Guarantor shall remain fully obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment or performance of any of the Obligations made by any Beneficiary may be rescinded by such party and any of the obligations continued, and the Obligations, may, from time to time, in whole or part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Beneficiary and any Operative Agreement may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof from time to time. When making any demand hereunder against the Guarantor, a Beneficiary may, but shall be under no obligation to, make a similar demand on the Owner Participant, and any failure by a Beneficiary to make any such demand or to collect any payments from the Owner Participant or any release of the Owner Participant shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Beneficiary against the Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings. The Guarantor represents and warrants that it is the parent of the Owner Participant, and agrees that its obligations hereunder shall continue unimpaired, even if the Guarantor is no longer an Affiliate of the Owner Participant.

               Section 5. Guaranty Absolute and Unconditional. The Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Operative Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of any Beneficiary with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations or any other obligations of any other party, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether the Owner Participant or any other party is joined in any such action or actions. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Owner Participant or the Guarantor and any Beneficiary shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives, to the fullest extent permitted by applicable law, diligence, presentment, promptness, protest, mitigation of damages by the Beneficiaries demand for payment and notice of default or nonpayment to or upon the Owner Participant or the Guarantor with respect to the Obligations. The Guarantor further waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future. The Guarantor understands and agrees that, to the fullest extent permitted by applicable law, this Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment and performance (and not merely of collectibility) without regard to:

         (a) the validity, regularity or enforceability of any Operative Agreement, or any of the Obligations at any time or from time to time held by any Beneficiary;

         (b) any defense, set-off, rebate, adjustment, withholding, deduction or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Owner Participant against any Beneficiary or any agreement or instrument relating thereto or;

         (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations or any other obligations of any other party under the Operative Agreements, or any other amendment or waiver of or any consent to departure from the other Operative Agreements;

         (d) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

         (e) any change, restructuring or termination of the corporate structure or existence of the Guarantor or the Owner Participant or any of the Affiliates of either;

         (f) any defect in the title, condition, design, operation or fitness of, or any interference with the operation, use or possession of, the Aircraft;

         (g) any failure to establish, perfect or preserve title to or any security interest in or to the Aircraft or any other collateral security for the Obligations; or

         (h) any other circumstance whatsoever or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Guarantor or any other guarantor or surety.

         When pursuing its rights and remedies hereunder against the Guarantor, any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Owner Participant for the Obligations, and any failure by any Beneficiary to pursue such other rights or remedies or to collect any payments from the Owner Participant, or any release of the Owner Participant, shall not, to the fullest extent permitted by applicable law, relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Beneficiary against the Guarantor. This Guaranty is a continuing guaranty and shall remain in full force and effect until the earlier of (x) the date that all of the Obligations are satisfied by payment and performance in full and (y) the date that all right, title and interest of the Owner Participant shall have been transferred to a Person meeting the requirements of Section 7.03(d) of the Participation Agreement in accordance with said section; provided that this Guaranty shall remain in full force and effect with respect to obligations relating to the period prior to such transfer.

               Section 6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Beneficiary upon the insolvency, bankruptcy dissolution, liquidation or reorganization of the Owner Participant or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Owner Participant or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made and the Guarantor agrees that it will indemnify any such Beneficiary on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) by such Beneficiary in connection with such rescission or restoration.

               Section 7. Payments. The Guarantor hereby guarantees that payments hereunder shall be paid without set-off, counterclaim, deduction, rebate, adjustment or withholding, and shall be made in U.S. Dollars in immediately available funds.

               Section 8. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and the Owner Participant is currently a subsidiary of the Guarantor;

         (b) the Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

         (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

         (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or contractual obligation of the Guarantor or any of its constitutive documents;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

         (f) the Guarantor is a corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated tangible net worth or its equivalent) of not less than $75,000,000;

         (g) there are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived; and

         (h) the Guarantor has, independently and without reliance upon any Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and the Guarantor has established adequate means of obtaining from Owner Participant on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of Owner Participant.

               Section 9. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               Section 10.  Jurisdiction;  Waiver of Jury Trial, Etc.

               (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any Operative Agreement to which it is or is to be a party in the courts of any jurisdiction.

               (b) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               Section 11. Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

               Section 12. No Waiver; Cumulative Remedies. No Beneficiary shall by any act (except by a written instrument pursuant to Section 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right power or privilege. A waiver by a Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Beneficiary would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

               Section 13. Amendments and Waivers. None of the terms or provisions of this Guaranty may be waived, amended or supplemented or otherwise modified except by a written instrument executed by the Guarantor and each Beneficiary.

               Section 14. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Beneficiaries and their respective successors and permitted assigns but Guarantor may not assign this Guaranty without prior written consent of the Beneficiaries except to an assignee making, as of the date of such assignment, (i) representations and warranties substantially similar to those contained in Section 8 hereof and (ii) a representation that it is a U.S. citizen, unless, in the case of the preceding clause (ii) any of (a) the aircraft is not then registered in the United States nor contemplated to be so registered or (b) a voting trust or similar arrangement reasonably satisfactory to the Beneficiaries is in place with respect to such registration or (c) it is not necessary for the Guarantor to be a U.S. citizen in order for the aircraft to remain registered in the United States.

               Section 15. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

               Section 16. Notices. All notices, requests and demands to or upon the Guarantor or any Beneficiary to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made, when delivered by hand or by mail, upon receipt, or, when delivered by facsimile transmission, upon being sent and confirmed, addressed (a) in the case of the Guarantor, to the Guarantor at its office at [PLEASE PROVIDE ADDRESS ASAP], and (b) in the case of any Beneficiary, to such Beneficiary at the address provided for such Beneficiary in or pursuant to the Participation Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.



                                       PHILIP MORRIS CAPITAL CORPORATION


                                       By:______________________________
                                            Name:
                                            Title:

------------------------------------------------------------------------------


                          OWNER PARTICIPANT GUARANTY

                (FEDERAL EXPRESS CORPORATION TRUST NO. N674FE)

                              Dated May 28, 1997

                                     from

                      PHILIP MORRIS CAPITAL CORPORATION,
                        as Owner Participant Guarantor

                                      to

                         FEDERAL EXPRESS CORPORATION,
                                   as Lessee

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                        Not in Its Individual Capacity,
                         but Solely as Owner Trustee,
                               as Owner Trustee

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                             as Indenture Trustee

                                      and

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                            as Pass Through Trustee

------------------------------------------------------------------------------






                               TABLE OF CONTENTS



   Section 1.         Definitions..........................................  1
   Section 2.         Guaranty.............................................  1
   Section 3.         No Subrogation.......................................  2
   Section 4.         Amendments with Respect to the Obligations; Waiver
                       of Rights...........................................  2
   Section 5.         Guaranty Absolute and Unconditional..................  3
   Section 6.         Reinstatement........................................  4
   Section 7.         Payments.............................................  5
   Section 8.         Representations and Warranties.......................  5
   Section 9.         Severability.........................................  6
   Section 10.        Jurisdiction; Waiver of Jury Trial, Etc..............  6
   Section 11.        Section Headings.....................................  6
   Section 12.        No Waiver; Cumulative Remedies.......................  6
   Section 13.        Amendments and Waivers...............................  7
   Section 14.        Successors and Assigns...............................  7
   Section 15.        GOVERNING LAW........................................  7
   Section 16.        Notices..............................................  7




                          OWNER PARTICIPANT GUARANTY
                (FEDERAL EXPRESS CORPORATION TRUST NO. N674FE)

               OWNER PARTICIPANT GUARANTY (FEDERAL EXPRESS CORPORATION TRUST NO. N674FE), dated May 28, 1997 (this "Guaranty") by PHILIP MORRIS CAPITAL CORPORATION, a Delaware corporation (the "Guarantor"), to State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity and as Owner Trustee, First Security Bank, National Association, as Indenture Trustee and Pass Through Trustee, and Federal Express Corporation, as Lessee (collectively, together with their successors and assigns and the holders from time to time of the Certificates, the "Beneficiaries").

                             W I T N E S S E T H :

               WHEREAS, PMCC LEASING CORPORATION, a Delaware corporation (the "Owner Participant"), is party to the Participation Agreement (Federal Express Corporation Trust No. N674FE), dated as of May 1, 1997 (as amended, modified or supplemented from time to time, the "Participation Agreement"), among Federal Express Corporation, as Lessee, the Owner Participant, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual, except as otherwise stated therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual, except as otherwise stated therein, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent; and

               WHEREAS, in order to induce the Beneficiaries to enter into the Participation Agreement and the other Operative Agreements, the Guarantor desires to enter into this Guaranty to guarantee the Owner Participant's performance and compliance with the covenants, agreements, obligations, terms and conditions of or applicable to the Owner Participant under and pursuant to the Operative Agreements.

               NOW, THEREFORE, in consideration of the premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

               Section 1. Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Participation Agreement.

               Section 2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor and not merely surety, to the Beneficiaries the prompt and complete payment by the Owner Participant when due of all payment obligations of the Owner Participant under the Operative Agreements without offset or deduction and the timely performance of all other obligations of the Owner Participant thereunder (such payment and other obligations, the "Obligations"), and the Guarantor further agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) that may be paid or incurred by the Beneficiaries in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

               The Guarantor will not exercise any rights that it may now or hereafter acquire against Owner Participant that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty or the Operative Agreements, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against Owner Participant or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Owner Participant, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations have been performed in full and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the final payment in full in cash of the Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of any Beneficiary and shall forthwith be paid to such Beneficiary to be credited and applied to the Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Operative Agreements, or to be held as collateral for any Obligations or other amounts payable under this Guaranty thereafter arising.

               Section 3. No Subrogation. Notwithstanding anything to the contrary in this Guaranty, the Guarantor hereby agrees not to assert any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, under common law or otherwise) of any Beneficiary against the Owner Participant for the payment of the Obligations until all of the Obligations shall have been satisfied by payment and performance in full.

               Section 4. Amendments with Respect to the Obligations; Waiver of Rights. The Guarantor shall remain fully obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment or performance of any of the Obligations made by any Beneficiary may be rescinded by such party and any of the obligations continued, and the Obligations, may, from time to time, in whole or part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Beneficiary and any Operative Agreement may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof from time to time. When making any demand hereunder against the Guarantor, a Beneficiary may, but shall be under no obligation to, make a similar demand on the Owner Participant, and any failure by a Beneficiary to make any such demand or to collect any payments from the Owner Participant or any release of the Owner Participant shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Beneficiary against the Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings. The Guarantor represents and warrants that it is the parent of the Owner Participant, and agrees that its obligations hereunder shall continue unimpaired, even if the Guarantor is no longer an Affiliate of the Owner Participant.

               Section 5. Guaranty Absolute and Unconditional. The Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Operative Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of any Beneficiary with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations or any other obligations of any other party, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether the Owner Participant or any other party is joined in any such action or actions. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Owner Participant or the Guarantor and any Beneficiary shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives, to the fullest extent permitted by applicable law, diligence, presentment, promptness, protest, mitigation of damages by the Beneficiaries demand for payment and notice of default or nonpayment to or upon the Owner Participant or the Guarantor with respect to the Obligations. The Guarantor further waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future. The Guarantor understands and agrees that, to the fullest extent permitted by applicable law, this Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment and performance (and not merely of collectibility) without regard to:

         (a) the validity, regularity or enforceability of any Operative Agreement, or any of the Obligations at any time or from time to time held by any Beneficiary;

         (b) any defense, set-off, rebate, adjustment, withholding, deduction or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Owner Participant against any Beneficiary or any agreement or instrument relating thereto or;

         (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations or any other obligations of any other party under the Operative Agreements, or any other amendment or waiver of or any consent to departure from the other Operative Agreements;

         (d) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

         (e) any change, restructuring or termination of the corporate structure or existence of the Guarantor or the Owner Participant or any of the Affiliates of either;

         (f) any defect in the title, condition, design, operation or fitness of, or any interference with the operation, use or possession of, the Aircraft;

         (g) any failure to establish, perfect or preserve title to or any security interest in or to the Aircraft or any other collateral security for the Obligations; or

         (h) any other circumstance whatsoever or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Guarantor or any other guarantor or surety.

         When pursuing its rights and remedies hereunder against the Guarantor, any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Owner Participant for the Obligations, and any failure by any Beneficiary to pursue such other rights or remedies or to collect any payments from the Owner Participant, or any release of the Owner Participant, shall not, to the fullest extent permitted by applicable law, relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Beneficiary against the Guarantor. This Guaranty is a continuing guaranty and shall remain in full force and effect until the earlier of (x) the date that all of the Obligations are satisfied by payment and performance in full and (y) the date that all right, title and interest of the Owner Participant shall have been transferred to a Person meeting the requirements of Section 7.03(d) of the Participation Agreement in accordance with said section; provided that this Guaranty shall remain in full force and effect with respect to obligations relating to the period prior to such transfer.

               Section 6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Beneficiary upon the insolvency, bankruptcy dissolution, liquidation or reorganization of the Owner Participant or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Owner Participant or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made and the Guarantor agrees that it will indemnify any such Beneficiary on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) by such Beneficiary in connection with such rescission or restoration.

               Section 7. Payments. The Guarantor hereby guarantees that payments hereunder shall be paid without set-off, counterclaim, deduction, rebate, adjustment or withholding, and shall be made in U.S. Dollars in immediately available funds.

               Section 8. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and the Owner Participant is currently a subsidiary of the Guarantor;

         (b) the Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

         (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

         (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or contractual obligation of the Guarantor or any of its constitutive documents;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

         (f) the Guarantor is a corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated tangible net worth or its equivalent) of not less than $75,000,000;

         (g) there are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived; and

         (h) the Guarantor has, independently and without reliance upon any Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and the Guarantor has established adequate means of obtaining from Owner Participant on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of Owner Participant.

               Section 9. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               Section 10.  Jurisdiction;  Waiver of Jury Trial, Etc.

               (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any Operative Agreement to which it is or is to be a party in the courts of any jurisdiction.

               (b) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any Operative Agreement to which it is or is to be a party in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               Section 11. Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

               Section 12. No Waiver; Cumulative Remedies. No Beneficiary shall by any act (except by a written instrument pursuant to Section 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right power or privilege. A waiver by a Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Beneficiary would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

               Section 13. Amendments and Waivers. None of the terms or provisions of this Guaranty may be waived, amended or supplemented or otherwise modified except by a written instrument executed by the Guarantor and each Beneficiary.

               Section 14. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Beneficiaries and their respective successors and permitted assigns but Guarantor may not assign this Guaranty without prior written consent of the Beneficiaries except to an assignee making, as of the date of such assignment, (i) representations and warranties substantially similar to those contained in Section 8 hereof and (ii) a representation that it is a U.S. citizen, unless, in the case of the preceding clause (ii) any of (a) the aircraft is not then registered in the United States nor contemplated to be so registered or (b) a voting trust or similar arrangement reasonably satisfactory to the Beneficiaries is in place with respect to such registration or (c) it is not necessary for the Guarantor to be a U.S. citizen in order for the aircraft to remain registered in the United States.

               Section 15. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

               Section 16. Notices. All notices, requests and demands to or upon the Guarantor or any Beneficiary to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made, when delivered by hand or by mail, upon receipt, or, when delivered by facsimile transmission, upon being sent and confirmed, addressed (a) in the case of the Guarantor, to the Guarantor at its office at [PLEASE PROVIDE ADDRESS ASAP], and (b) in the case of any Beneficiary, to such Beneficiary at the address provided for such Beneficiary in or pursuant to the Participation Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.



                                       PHILIP MORRIS CAPITAL CORPORATION


                                       By:______________________________
                                            Name:
                                            Title:

------------------------------------------------------------------------------




                          OWNER PARTICIPANT GUARANTY

                (FEDERAL EXPRESS CORPORATION TRUST NO. N581FE)

                              Dated May 28, 1997

                                     from

                           AMSOUTH BANK OF ALABAMA,
                        as Owner Participant Guarantor

                                      to

                         FEDERAL EXPRESS CORPORATION,
                                   as Lessee

                           WILMINGTON TRUST COMPANY,
                        Not in Its Individual Capacity,
                         but Solely as Owner Trustee,
                               as Owner Trustee

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Pass Through Trustee and Subordination Agent

------------------------------------------------------------------------------




                                   GUARANTY


      GUARANTY AGREEMENT, dated May 28, 1997 (this "Guaranty"), from AMSOUTH BANK OF ALABAMA, an Alabama banking corporation (the "Guarantor"), to Federal Express Corporation (the "Lessee"), Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), First Security Bank, National Association, as Indenture Trustee (the "Indenture Trustee"), First Security Bank, National Association, as Pass Through Trustee (the "Pass Through Trustee") and First Security Bank, National Association, as Subordination Agent (the "Subordination Agent") (the Lessee, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee and the Subordination Agent, together with their respective permitted successors, transferees and assigns, each being a "Beneficiary" and collectively the "Beneficiaries").

                                   RECITALS

      WHEREAS, AmSouth Leasing, Ltd. (the "Company") is an Alabama limited partnership in which the Guarantor is the sole limited partner and AmSouth Leasing Corporation, a subsidiary of the Guarantor, is the sole general partner;

      WHEREAS, the Company has entered into (i) the Participation Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, among the Company and BTM Funding Corporation as joint Owner Participants, the Lessee, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee and the Subordination Agent (as such agreement may be amended, modified and supplemented in accordance with the terms thereof, the "Participation Agreement", (ii) the Trust Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, among the Company and BTM Funding Corporation, as joint Owner Participants, and the Owner Trustee (as such agreement may be amended, modified or supplemented in accordance with the terms thereof, the "Trust Agreement"), (iii) the Tax Indemnity Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, between the Company and the Lessee (as such agreement may be amended, modified and supplemented in accordance with the terms thereof, the "Tax Indemnity Agreement"), and (iv) the Ancillary Agreement I (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, among the Company and BTM Funding Corporation as joint Owner Participants, the Lessee, the Indenture Trustee and the Owner Trustee (as such agreement may be amended, modified and supplemented in accordance with the terms thereof, the "Ancillary Agreement I") (collectively, the "Owner
Participant Agreements"); and

      WHEREAS, in order to induce the Beneficiaries to enter into the Owner Participant Agreements, the Guarantor desires to enter into this Guaranty to guarantee the Company's performance and compliance with the covenants, agreements, obligations, terms and conditions of or applicable to the Company under and pursuant to the Owner Participant Agreements.

      NOW, THEREFORE, in consideration of the premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

      SECTION 1. Definitions. Capitalized terms used in this Guaranty without other definition have the respective meanings specified in the Participation Agreement.

      SECTION 2. The Guaranty. (a) The Guarantor hereby irrevocably and unconditionally guarantees to each of the Beneficiaries (i) the due, punctual and full payment of all obligations of the Company which are payable by the Company under or pursuant to any of the Owner Participant Agreements and in accordance with the terms thereof, by acceleration or otherwise, without offset or deduction; and (ii) the due and punctual performance by the Company of, and compliance by the Company with, all of its other obligations, covenants, and undertakings contained in or arising under or pursuant to each of the Owner Participant Agreements (the obligations referred to in clauses (i) and (ii) being collectively hereinafter referred to as the "Guaranteed Obligations"); provided, however, the Guaranteed Obligations shall not include any obligations of the Company which are non-recourse to the Company pursuant to the terms of the Owner Participant Agreements. Without limitation of the foregoing, in case the Company shall for any reason whatsoever fail to pay duly and punctually any payment required to be made by the Company under any of the Owner Participant Agreements when and as the same shall be due and payable in accordance with the terms of such Owner Participant Agreement, by acceleration or otherwise, the Guarantor will immediately pay the same to the Person entitled thereto and, in addition, such further amount, if any, as shall be sufficient to cover the costs and expenses of collection and in case the Company shall fail to perform or comply with any of its other obligations, covenants or undertakings contained in or arising under or pursuant to any of the Owner Participant Agreements for any reason whatsoever, the Guarantor will forthwith perform or comply with such obligation, covenant or undertaking or cause the same forthwith to be performed or complied with.

            (b) Without limitation of the Guarantor's obligations hereunder, all amounts payable by the Guarantor hereunder shall in any event be paid immediately upon demand by the respective Beneficiary entitled thereto, in immediately available funds, as such party may direct and at the place specified by such Beneficiary.

      SECTION 3.  Unconditional Nature of Obligations;  Waiver.

            (a) Unconditional Nature of Obligations. The obligations of the Guarantor contained in Section 2 above are direct, independent and primary obligations of the Guarantor and are absolute, present, unconditional and continuing obligations and are not conditioned in any way upon the institution of suit or the taking of any other action or any attempt to enforce performance of or compliance with the obligations, covenants or undertakings (including, without limitation, any payment obligations) of the Company and, without limitation, shall constitute a guaranty of payment and performance and not of collection, binding upon the Guarantor and its successors and assigns and irrevocable without regard to the genuineness, validity, legality or enforceability of any of the Owner Participant Agreements or the lack of power or authority of the Company to enter into any of the Owner Participant Agreements or any substitution, release or exchange of any other guaranty or any other security for any of the Guaranteed Obligations or any other circumstance whatsoever (other than payment or performance) that might otherwise constitute a legal or equitable discharge of a surety or guarantor and shall not be subject to any right of set-off, recoupment or counterclaim and are in no way conditioned or contingent upon any attempt to collect from the Company or any other entity or to perfect or enforce any security or upon any other condition or contingency or upon any other action, occurrence, or circumstance whatsoever. Without limiting the generality of the foregoing, the Guarantor shall have no right to terminate this Guaranty, or to be released, relieved or discharged from its obligations hereunder, and such obligations shall be neither affected or diminished for any reason whatsoever, including, without limitation, (i) any amendment or supplement to or modification of any Owner Participant Agreement, any extension or renewal of the Company's obligations under any Owner Participant Agreement, or any subletting, assignment or transfer of the Company's or any Beneficiary's interest in the Owner Participant Agreements, (ii) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or any other Person, (iii) any furnishing or acceptance of additional security or any exchange, surrender, substitution or release of any security, (iv) any waiver, consent or other action or inaction or any exercise or nonexercise of any right, remedy or power with respect to the Guaranteed Obligations or any of the Owner Participant Agreements, (v) any merger or consolidation of the Company or the Guarantor into or with any other Person, or any change in the structure of the Company or in the ownership of the Company by the Guarantor, (vi) any default, misrepresentation, negligence, misconduct or other action or inaction of any kind by any Beneficiary under or in connection with any Operative Document or any other agreement relating to this Guaranty, except to the extent that any such default, misrepresentation, negligence, misconduct or other action or inaction would limit the Guaranteed Obligations, (vii) any defect in the title, condition, design, operation or fitness of, or any interference with the operation, use or possession of, the Aircraft, (viii) any failure to establish, perfect or preserve title to or any security interest in or to the Aircraft or any other collateral security for the Guaranteed Obligations, or (ix) any other circumstance whatsoever (except the complete payment and performance of the Guaranteed Obligations).

            (b) Waiver. The Guarantor unconditionally waives, to the fullest extent permitted by law, any right it may have to (i) the notice of any waiver or extension granted to the Company, (ii) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any of the Beneficiaries against the Company, the Guarantor or any other Person, (iii) require any of the Beneficiaries to proceed against the Company or any other Person or pursue any collateral or remedy within such Beneficiary's power, (iv) require acceptance of this Guaranty, diligence, presentment, demand for payment, protest and all other notices, including notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations, (v) require any election of remedies, (vi) require the marshalling of assets or the resort to any other security or,
(vii) except as otherwise expressly provided herein, claim any other defense, contingency, circumstance or matter which might constitute a legal or equitable discharge of a surety or guarantor. (viii) (ix) (x)

      SECTION 4. Term of the Obligations of the Guarantor. The obligations of the Guarantor under this Guaranty shall be discharged and released upon the earlier of (a) the payment, performance and satisfaction in full of the Guaranteed Obligations after the termination of all of the Owner Participant Agreements, and (b) the transfer by the Company of its rights and obligations under the Operative Agreements, or any other assignment or other transfer of the Company's rights and obligations pursuant to the Operative Agreements to any Person who is not an Affiliate of the Guarantor, in either case in accordance with, and as permitted by, the Participation Agreement; provided, however, that any such transfer shall not relieve the Guarantor of any of its obligations hereunder arising out of events occurring prior to such transfer.

      SECTION 5.  Representations, Warranties and Covenants of the
Guarantor.

            (a) Corporate Existence and Power. The Guarantor is a corporation duly organized, validly existing and in good standing as a banking corporation under the laws of the State of Alabama. The Guarantor has the corporate power and authority (i) to own or lease its properties and to carry on its present business and operations, and (ii) to enter into and perform its obligations under this Guaranty. The Company is a wholly-owned subsidiary of the Guarantor.

            (b) Due Authorization, Etc.. The execution and delivery by the Guarantor of this Guaranty and compliance by the Guarantor with all of the provisions hereof do not and will not contravene any law, governmental rule or regulation or any order, writ, injunction or decree of any court or governmental authority or agency applicable to or binding on the Guarantor or contravene the provisions of, or constitute a default under, its charter or by-laws or any indenture, mortgage, contract or any agreement or instrument to which the Guarantor is a party or by which it or any of its property may be bound or affected.

            (c) Validity; Enforceability. This Guaranty has been duly authorized, executed and delivered by the Guarantor, constitutes a legal, valid and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms.

            (d) Governmental Consents. No authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Guarantor of this Guaranty or in connection herewith.

            (e) Financial Information. The Guarantor has a combined capital, surplus and undivided profits equal to at least $75,000,000. The Guarantor will promptly upon receiving a written request therefor from any of the Lessee, the Owner Trustee, or the Indenture Trustee, provide copies of the originally-signed cover page and the consolidated balance sheet (Schedule RC) of the Guarantor's most recently-filed "call report" (that is, the quarterly consolidated reports of condition and income for a bank with domestic and foreign offices -- FFIEC), or any successor or other form applicable to the Guarantor. Since the date of the consolidated balance sheet (Schedule RC) of the Guarantor dated December 31, 1995, there has been no material adverse change in the financial condition of the Guarantor.

            (f) Litigation. There are no pending or, to the knowledge of the Guarantor, threatened actions or proceedings before any court or administrative agency which would adversely affect the ability of the Guarantor to perform its obligations hereunder.

            The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Guaranty, provided that each such representation and warranty is made only on and as of the date hereof.

      SECTION 6. Survival of Guaranty. Notwithstanding anything to the contrary herein, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any of the amounts paid to any of the Beneficiaries, in whole or in part, is required to be repaid upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Guarantor or the Company or any other Person, or as a result of the appointment of a custodian, receiver, trustee, or other officer with similar powers with respect to the Guarantor or the Company or any other Person or any substantial part of the property of the Guarantor or the Company or such other Person, all as if such payments had not been made.

      SECTION 7. Remedies; Subrogation. (a) In the event the Guarantor shall fail to pay immediately any amounts due under this Guaranty, or to comply with any other term of this Guaranty within three Business Days of the date of demand therefor, each Beneficiary shall be entitled to all rights and remedies to which it may be entitled hereunder or at law, in equity or by statute.

            (b) Subrogation. The Guarantor will not exercise any rights that it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Beneficiary to whom such Guaranteed Obligation is payable and shall forthwith be paid to such Beneficiary to be credited and applied to such Guaranteed Obligation, whether matured or unmatured, in accordance with the terms of the Owner Participant Agreement under which such Guaranteed Obligation arose. If (i) the Guarantor shall make payment to any Beneficiary of all or any part of the Guaranteed Obligations and
(ii) all the Guaranteed Obligations shall be paid in full, such Beneficiary will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and with representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

            (c) The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Guaranteed Obligations and the termination of the Operative Documents.

      SECTION 8. Limitation. Nothing in this Guaranty shall expressly or by implication increase or expand the rights or obligations of any Beneficiary or the Company under the Operative Documents.

      SECTION 9. No Waiver; Amendments. No failure on the part of any party hereto to exercise, no delay in exercising and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy. All remedies of the Beneficiaries against the Company are cumulative without duplication. This Guaranty may not be waived, amended, supplemented or modified except by an instrument in writing executed by the Beneficiaries.

      SECTION 10. Assignment and Assumption. This Guaranty may not be assigned by the Guarantor to, or assumed by, any successor to or assign of the Guarantor without the prior written consent of the Beneficiaries except in connection with a sale of all or substantially all of the Guarantor's assets and pursuant to an assignment and assumption agreement, in form and substance satisfactory to the Beneficiaries, of the Guarantor's obligations hereunder, or as otherwise provided in Section 4 hereof, by a Person complying with the requirements of the Operative Agreements for a transferee of the Company.

      SECTION 11. Notices. All notices, demands or other communications required or otherwise provided under this Agreement shall be in writing and shall be delivered to the Beneficiaries at the address set forth in Section
14.01 of the Participation Agreement and, if to the Guarantor:


      at:               AmSouth Bank of Alabama
                        1901 Sixth Avenue North
                        Birmingham, Alabama  35203
                        Attn: Law Department

with a copy to:         AmSouth Leasing Corporation
                        1900 Fifth Avenue North
                        Birmingham, Alabama  35203
                        Attn: President

or to such other address as the Guarantor or any Beneficiary may specify by written notice. All notices shall be deemed duly given if given in any manner provided for in the Participation Agreement.

      SECTION 12. Successors and Assigns. This Agreement shall bind the Guarantor and its successors and permitted assigns and inure to the benefit of the Beneficiaries and their successors and permitted assigns.

      SECTION 13. Severability. The invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement.

      SECTION 14. Governing Law. THIS GUARANTY SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ALABAMA.

                                * * * * * * *


      IN WITNESS WHEREOF, the party hereto has caused this Guaranty Agreement to be duly executed on the day and year first above written.

                                    AMSOUTH BANK OF ALABAMA


                                    By: ___________________________
                                        Sloan D. Gibson, Senior
                                          Executive Vice President


                    OWNER PARTICIPANT PARENT GUARANTEE

            GUARANTEE dated May 28, 1997 by BANK OF TOKYO-MITSUBISHI TRUST COMPANY, a New York banking corporation (the "Guarantor"), in favor of Federal Express Corporation (the "Lessee"), Wilmington Trust Company, in its individual capacity as expressly provided in the Participation Agreement (as defined below), but otherwise solely as Owner Trustee (the "Owner Trustee"), First Security Bank, National Association, as Subordination Agent (the "Subordination Agent"), First Security Bank, National Association, as Indenture Trustee (the "Indenture Trustee") and First Security Bank, National Association, as Pass Through Trustee (the "Pass Through Trustee") (each a "Guaranteed Party").

            Preliminary Statement. The Guarantor owns, directly or indirectly, all of the issued and outstanding shares of the Company (as defined below), and the Company plans to enter into that certain Participation Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997 (the "Participation Agreement") among the Lessee, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee, the Subordination Agent and BTM Funding Corporation (the "Company") and AmSouth Leasing, Ltd. Capitalized terms used and not otherwise defined herein shall have the meanings attributed to them in the Participation Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Guaranteed Parties to enter into the Operative Agreements, the Guarantor hereby agrees as follows:

            SECTION 1. Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees to and for the benefit of each Guaranteed Party the due and punctual payment in full by the Company of all amounts which are or may become due and payable by, and the due and punctual performance and discharge by the Company of all covenants, warranties, undertakings and other obligations and liabilities of, the Company to or in favor of such Guaranteed Party under or with respect to any Operative Agreement that have not been fully paid or performed, as the case may be (but only to the extent not paid or performed), on the due date therefor (after giving effect to all applicable grace and cure periods applicable thereto) (such obligations of payment and performance being hereinafter referred to as the "Obligations"). In furtherance of the foregoing and not in limitation of any right which any Guaranteed Party may have at law or in equity against the Company or any other Person by virtue of any Operative Agreement, in the case of a failure or inability of the Company duly and punctually to perform, observe and discharge any such Obligation, the Guarantor hereby irrevocably and unconditionally agrees to so perform, observe or discharge the same or cause the same to be performed, observed or discharged forthwith.

            SECTION 2. Guarantee Absolute. The obligations of the Guarantor hereunder shall, to the fullest extent permitted by law, not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any setoff, counterclaim, recoupment or termination whatsoever, whether by reason of the invalidity, illegality or unenforceability of any Operative Agreement or the Obligations or otherwise. The obligations of the Guarantor under this Guarantee shall, to the fullest extent permitted by law, be absolute and unconditional irrespective of:

                  (a) any waiver, modification, extension or renewal of all or any of the Obligations, or any waiver, rescission, amendment or modification of any of the terms of any Operative Agreement (to the extent permitted and subject to the Company's rights under each Operative Agreement);

                  (b) the insolvency, bankruptcy or reorganization of the
            Company;

                  (c) the failure of any Guaranteed Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Operative Agreement or to mitigate damages thereunder;

                  (d) the release of any security held by any Guaranteed Party or any other Person for performance of the Obligations owed to any of them;

                  (e) the failure of any Guaranteed Party or any other Person to exercise any right or remedy against any party to any Operative Agreement;

                  (f) any default, failure or delay, willful or otherwise, in the performance of the Obligations;

                  (g) the sale, transfer or assignment by the Guarantor of the issued and outstanding capital stock of the Company; or

                  (h) any other act, omission or other circumstance that
            might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of this Guarantee as a matter of law or equity.

                  The Guarantor further agrees that, without limiting the
            generality of this Guarantee, if any Guaranteed Party shall be prevented by applicable law from exercising its remedies (or any of them) against the Company under any Operative Agreement, such Guaranteed Party shall be entitled to receive hereunder from the Guarantor, upon demand therefor, the sums that would have otherwise been due to the Guaranteed Party had such remedies been able to be exercised.

            SECTION 3. Guarantor's Waiver; Remedies; No Subrogation. The Guarantor hereby expressly waives (to the fullest extent permitted by law): (a) notice of acceptance of this Guarantee, of any Operative Agreement and notice of any Obligation to which it may apply; (b) presentment and demand for payment; (c) protest and notice of dishonor or of default; (d) notice of any action or inaction by any Guaranteed Party or any other Person as contemplated
in Section 2 hereof; and (e) any other notice whatsoever.   No failure on the
part of any Guaranteed Party to exercise, and no delay in exercising, any rights hereunder or under any other Operative Agreement shall operate as a waiver thereof; nor shall any such delay or any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Guaranteed Party, the Guarantor shall not be entitled to be subrogated to any of the rights of such Guaranteed Party against the Company or any collateral security or guarantee or right of offset held by such Guaranteed Party for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any reimbursement from the Company in respect of payments made by the Guarantor hereunder, until all past due amounts and performance owing to such Guaranteed Party by the Company on account of the Obligations are paid and performed in full at which time all rights of each Guaranteed Party against the Company in respect of such Obligations shall be assigned to the Guarantor.

            SECTION 4. Continuing Guarantee. This Guarantee is a present and continuing guarantee of payment and performance and not of collection and is not conditional or contingent upon any attempt to collect from the Company. The Guarantor waives any right, as a condition to the enforcement of this Guarantee, that any action or other proceeding be brought against the Company, that resort be made to any security held for performance of the Obligations or that any other remedy be exercised against the Company. Notwithstanding any provision in this Guarantee to the contrary, the Guarantor shall not be required to pay or perform its Obligations prior to such payment or performance becoming due in accordance with the documents governing the Company' s obligations, and all applicable grace and cure periods available to the Company have expired.

            SECTION 5. Representations and Warranties. The Guarantor represents and warrants that:

                  (i) it is a banking corporation duly organized and validly existing in good standing under the laws of the State of New York, and has all requisite power and authority to enter into and perform its obligations under this Guarantee;

                  (ii) the execution and delivery of this Guarantee have been duly authorized by all necessary corporate action on the part of the Guarantor and do not require any approval of its stockholders or consent of any trustee or holder of any of its indebtedness or other obligations for borrowed money or any instrument or agreement with respect thereto;

                  (iii) this Guarantee has been duly authorized, executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or reorganization of the Guarantor or moratorium or other similar laws affecting the enforcement of creditors' rights generally or by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein;

                  (iv) on the date hereof the Guarantor owns, directly or indirectly, 100% of the issued and outstanding capital stock of the Company;

                  (v) neither the execution and delivery hereof, nor the consummation of the transactions contemplated hereby, nor compliance by it with any of the terms and provisions hereof (w) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (x) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any lien upon any of its property under, its certificate of incorporation or by-laws or under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, (y) does or will require any governmental action, order, consent or approval by any governmental authority, or any action in respect of, or filing with any governmental authority and (z) contravene any applicable law or regulation or any order, writ, injunction or decree of any court or governmental authority or agency binding on the Guarantor; and

                  (vi) there are no actions or proceedings pending or, to the Guarantor's knowledge, threatened against it before or by any governmental authority that questions the validity or enforceability of this Guarantee or which if adversely determined, would materially and adversely affect its financial condition, business or operations or its ability to perform its obligations hereunder.

            SECTION 6. Rights and Powers. Each Guaranteed Party may proceed either in its own name or otherwise, to protect and enforce any or all of its rights under this Guarantee in equity, at law or by other appropriate proceedings, whether for the specific performance of any covenants or agreements contained in this Guarantee or otherwise, and shall be entitled to require and enforce the performance of all acts required to be performed hereunder by the Guarantor.

            SECTION 7. Modification of Guarantee. No modification, amendment or waiver of any provision of, or any consent required by, this Guarantee shall in any event be effective as against any Guaranteed Party unless the same shall be in writing and signed by the Guarantor and such Guaranteed Party.

            SECTION 8. Successors and Assigns. Whenever in this Guarantee reference is made to the Guarantor, the Company or any Guaranteed Party, such reference shall be deemed to include the permitted successors, transferees and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantor which are contained in this Guarantee shall inure to the benefit of the successors, transferees and assigns of each Guaranteed Party. Notwithstanding the foregoing, the Obligations of the Guarantor with respect to any Guaranteed Party under this Guarantee may not be assigned by the Guarantor to, or assumed by, any successor or assign of the Guarantor without the prior written consent of such Guaranteed Party.

            SECTION 9. Scope and Termination. This Guarantee constitutes the entire agreement of the Guarantor and supersedes all prior written and oral agreements and understandings with respect to the subject matter hereof between the Guarantor and each Guaranteed Party. The Guarantor's obligations under this Guarantee shall, survive the performance of any Operative Agreement and shall continue in full force and effect until the earliest date on which:

                  (a)   all Obligations have been paid or performed in full;
            or

                  (b) the Company sells, assigns , transfers or conveys all of its interest in the Trust Estate; provided, however, that this Guarantee shall continue in full force and effect for all Obligations in respect of acts or events occurring during the period up to and including the date of termination of this Guarantee.

            The Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any obligation is rescinded or must otherwise be restored by any Guaranteed Party or any other Person upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or otherwise.

            SECTION 10. Release from Obligations. Notwithstanding any provision herein to the contrary, (a) the obligations of the Guarantor under this Guarantee to pay the Obligations shall be no greater in amount than the payment obligations of the Company under any Operative Agreement; (b) the Guarantor shall be entitled to all claims and defenses insofar as they relate to the Obligations to which the Company would be entitled under the law (including any defenses available to the Company under the Uniform Commercial Code, as adopted in the State of New York) except to the extent such a defense
(i) is based on or arises under any bankruptcy, insolvency, reorganization or similar law relating to the enforcement of creditors, rights generally, (ii) would be contrary to any representation or warranty made by the Company in any Operative Agreement, (iii) is based on any claim that the Company did not have the legal capacity or power to enter into or perform any Operative Agreement, that any Operative Agreement was not duly authorized, executed or deliver Participant, that performance by the Company of its obligations under any Operative Agreement was not duly authorized or that contractual defenses with respect to any Operative Agreement exist to the formation of an effective contract as to the Company, or (iv) is based on any act or omission of a similar nature on the part of the Company or the Guarantor (it being understood, however, that this subparagraph (b) is not intended to afford the Guarantor any greater defense than it would have if it had validly entered into any Operative Agreement in place of the Company); (c) in the event the Company shall fully comply with, or be expressly released by any Guaranteed Party from, any or all of its obligations and liabilities to such Guaranteed Party under any Operative Agreement, or upon any effective release, waiver or discharge thereof pursuant to subparagraph (b) hereof, then the Guarantor shall also be discharged from the Obligations with respect to such Guaranteed Party to the same extent that such obligations and liabilities are a part thereof; and (d) upon the full payment, performance, release, waiver or discharge as aforesaid of all of the Obligations (any of the foregoing, a "Discharge"), this Guarantee shall thereafter be of no further force and effect against the Guarantor (subject, however, to the second paragraph of Section
9).

            In furtherance of the foregoing paragraph but subject in the case of Discharge by full payment to the expiration of 365 days from such payment and there being no reinstatement of any Obligations occurring within such 365 day period, by its acceptance of this Guarantee, each Guaranteed Party agrees that upon written demand therefor, it will use its best efforts to provide the Guarantor, or cause it to be provided, with a written acknowledgment of such Discharge signed by such Guaranteed Party, in form and substance reasonably satisfactory to the Guarantor. The obligation to provide such acknowledgment, or cause it to be so provided, shall survive the termination of this Guarantee.

            SECTION 11. Counterparts. This Guarantee may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

            SECTION 12. Notices. All notices or other communications to the Guarantor shall be in writing in the English language and addressed to it at 1251 Avenue of the Americas, New York, NY 10020, to the attention of the General Counsel, with a copy to the Company addressed to it at 125 Summer Street, Boston, Massachusetts 02110-1625, to the attention of Vice President - Administration, and shall be communicated in the manner set forth in Section 13 of the Participation Agreement.

            SECTION 13. Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 14. Miscellaneous. (a) In the event of a default by the Guarantor of any of its Obligations hereunder, the Guarantor agrees to pay to the Guaranteed Parties any and all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by the Guaranteed Parties in enforcing this Guarantee, together with any reasonable costs including attorney's fees incurred on account of the bankruptcy or insolvency of Guarantor.

            (b) Captions in this Guarantee are solely for convenience and shall not: be used to interpret any provision hereof .

            (c) Any provision of this Guarantee which is determined by competent authority to be prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by an officer thereof duly authorized as of the date first above written.


                              THE BANK OF TOKYO TRUST COMPANY



                              By:
                                  ----------------------------------
                                  Name:
                                  Title:



------------------------------------------------------------------------------

                          OWNER PARTICIPANT GUARANTY

                (FEDERAL EXPRESS CORPORATION TRUST NO. N587FE)

                            Dated December 13, 1996

                    Amended and Restated as of May 28, 1997

                                     from

                                COMERICA BANK,
                        as Owner Participant Guarantor

                                      to

                         FEDERAL EXPRESS CORPORATION,
                                   as Lessee

                           WILMINGTON TRUST COMPANY,
                        Not in Its Individual Capacity,
                         but Solely as Owner Trustee,
                               as Owner Trustee

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                             as Indenture Trustee

                                      and

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                            as Pass Through Trustee

------------------------------------------------------------------------------


                               TABLE OF CONTENTS


RECITALS...................................................................  1

SECTION 1.   Definitions...................................................  2

SECTION 2.   The Guaranty..................................................  2

SECTION 3.   Unconditional Nature of Obligations; Waiver...................  3

SECTION 4.   Term of the Obligations of the Owner Participant Guarantor....  4

SECTION 5.   Representations, Warranties and Covenants of the Owner
             Participant Guarantor.........................................  5

SECTION 6.   Survival of Guaranty..........................................  5

SECTION 7.   Remedies; Subrogation.........................................  6

SECTION 8.   Limitations...................................................  6

SECTION 9.   No Waiver; Amendments.........................................  6

SECTION 10.  Assignment and Assumption.....................................  7

SECTION 11.  Notices.......................................................  7

SECTION 12.  Successors and Assigns........................................  7

SECTION 13.  Severability..................................................  8

SECTION 14.  Governing Law.................................................  8



                          OWNER PARTICIPANT GUARANTY


         OWNER PARTICIPANT GUARANTY (Federal Express Corporation Trust No. N587FE), dated December 13, 1996, as amended and restated as of May 28, 1997 (this "Guaranty"), from COMERICA BANK, a Michigan banking association (the "Owner Participant Guarantor"), to FEDERAL EXPRESS CORPORATION (the "Lessee"), WILMINGTON TRUST COMPANY, in its individual capacity and as Owner Trustee (the "Owner Trustee"), FIRST SECURITY BANK, NATIONAL ASSOCIATION (as successor to the Original Indenture Trustee, the "Indenture Trustee") and FIRST SECURITY BANK, NATIONAL ASSOCIATION (the "Pass Through Trustee") (the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, together with their respective permitted successors, transferees and assigns, each being a "Beneficiary" and collectively the "Beneficiaries").

                                   RECITALS

         WHEREAS, Comerica Leasing Corporation, a Michigan corporation (formerly known as CMCA Lease, Inc.) (the "Owner Participant") (a) is an direct subsidiary of the Owner Participant Guarantor, (b) has entered into (i) the Participation Agreement (Federal Express Corporation Trust No. N587FE), dated as of December 1, 1996, as amended and restated as of May 1, 1997, among the Owner Participant, Norwest Bank Minnesota, National Association, the Lessee, the Original Loan Participant, the Original Indenture Trustee, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee and First Security Bank, National Association, as Subordination Agent (the "Participation Agreement"), (ii) the Trust Agreement (Federal Express Corporation Trust No. N587FE), dated as of December 1, 1996, as amended and restated as of May 1, 1997, among the Owner Participant, Norwest Bank Minnesota, National Association and Wilmington Trust Company (the "Trust Agreement"), (iii) the Amendment No.1 to Tax Indemnity Agreement (Federal Express Corporation Trust No. N587FE), dated as of May 1, 1997, among the Owner Participant, Norwest Bank Minnesota, National Association, the Lessee and the Owner Trustee (the "Tax Indemnity Agreement"), (iv) the Ancillary Agreement I (Federal Express Corporation Trust No. N587FE), dated as of December 1, 1996, as amended and restated as of May 1, 1997, among the Owner Participant, Norwest Bank Minnesota, National Association, the Lessee, the Owner Trustee and the Indenture Trustee (the "Ancillary Agreement I") and (v) the Ancillary Agreement II (Federal Express Corporation Trust No. N587FE), dated as of May 1, 1997, among the Owner Participant, Norwest Bank Minnesota, National Association, the Lessee, the Owner Trustee and the Indenture Trustee (the "Ancillary Agreement II") (collectively, the "Owner Participant Agreements"); and

         WHEREAS, in order to induce the Beneficiaries to enter into the Owner Participant Agreements, the Owner Participant Guarantor desires to enter into this Guaranty to guarantee the Owner Participant's performance and compliance with the covenants, agreements, obligations, terms and conditions of or applicable to the Owner Participant under and pursuant to the Owner Participant Agreements.

         NOW, THEREFORE, in consideration of the premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner Participant Guarantor hereby covenants and agrees as follows:

         SECTION 1. Definitions. Capitalized terms used in this Guaranty without other definition have the respective meanings specified in the Participation Agreement.

         SECTION 2. The Guaranty. (a) The Owner Participant Guarantor hereby irrevocably and unconditionally guarantees to the Beneficiaries (i) the due, punctual and full payment of all obligations of the Owner Participant which are payable by the Owner Participant under or pursuant to any of the Owner Participant Agreements and in accordance with the terms thereof, by acceleration or otherwise, without offset or deduction; and (ii) the due and punctual performance by the Owner Participant of, and compliance by the Owner Participant with, all of its other obligations, covenants, and undertakings contained in or arising under or pursuant to each of the Owner Participant Agreements (the obligations referred to in clauses (i) and (ii) being collectively hereinafter referred to as the "Guaranteed Obligations"); provided, however, the Guaranteed Obligations shall not include any obligations of the Owner Participant which are non-recourse to the Owner Participant pursuant to the terms of the Owner Participant Agreements.
Without limitation of the foregoing, in case the Owner Participant shall for any reason whatsoever fail to pay duly and punctually any payment required to be made by the Owner Participant under any of the Owner Participant Agreements when and as the same shall be due and payable in accordance with the terms of such Owner Participant Agreements, by acceleration or otherwise, the Owner Participant Guarantor will immediately pay the same to the Person entitled thereto and, in addition, such further amount, if any, as shall be sufficient to cover the costs and expenses of collection, and in case the Owner Participant shall fail to perform or comply with any of its other obligations, covenants or undertakings contained in or arising under or pursuant to any of the Owner Participant Agreements for any reason whatsoever, the Owner Participant Guarantor will forthwith perform or comply with such obligation, covenant or undertaking or cause the same forthwith to be performed or complied with.

         (b) Without limitation of the Owner Participant Guarantor's obligations hereunder, all amounts payable by the Owner Participant Guarantor hereunder shall in any event be paid immediately upon demand by the respective Beneficiary entitled thereto, in immediately available funds, as such party may direct and at the place specified by such Beneficiary.

         SECTION 3.  Unconditional Nature of Obligations; Waiver.

         (a) Unconditional Nature of Obligations. The obligations of the Owner Participant Guarantor contained in Section 2 above are direct, independent and primary obligations of the Owner Participant Guarantor and are absolute, present, unconditional and continuing obligations and are not conditioned in any way upon the institution of suit or the taking of any other action or any attempt to enforce performance of or compliance with the obligations, covenants or undertakings (including, without limitation, any payment obligations) of the Owner Participant and, without limitation, shall constitute a guaranty of payment and performance and not of collection, binding upon the Owner Participant Guarantor and its successors and assigns and irrevocable without regard to the genuineness, validity, legality or enforceability of any of the Owner Participant Agreements or the lack of power or authority of the Owner Participant to enter into any of the Owner Participant Agreements or any substitution, release or exchange of any other guaranty or any other security for any of the Guaranteed Obligations or any other circumstance whatsoever (other than payment or performance) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor and shall not be subject to any right of set-off, recoupment or counterclaim and are in no way conditioned or contingent upon any attempt to collect from the Owner Participant or any other entity or to perfect or enforce any security or upon any other condition or contingency or upon any other action, occurrence, or circumstance whatsoever. Without limiting the generality of the foregoing, the Owner Participant Guarantor shall have no right to terminate this Guaranty, or to be released, relieved or discharged from its obligations hereunder, and such obligations shall be neither affected or diminished for any reason whatsoever, including, without limitation, (i) any amendment or supplement to or modification of any Owner Participant Agreements, any extension or renewal of the Owner Participant's obligations under any Owner Participant Agreements, or any subletting, assignment or transfer of the Owner Participant's or any Beneficiary's interest in the Owner Participant Agreements, (ii) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Owner Participant or any other Person, (iii) any furnishing or acceptance of additional security or any exchange, substitution, surrender or release of any security, (iv) any waiver, consent or other action or inaction or any exercise or nonexercise of any right, remedy or power with respect to the Guaranteed Obligations or any of the Owner Participant Agreements, (v) any merger or consolidation of the Owner Participant or the Owner Participant Guarantor into or with any other Person, or any change in the structure of the Owner Participant or in the ownership of the Owner Participant by the Owner Participant Guarantor, (vi) any default, misrepresentation, negligence, misconduct or other action or inaction of any kind by any Beneficiary under or in connection with any Operative Agreement or any other agreement relating to this Guaranty, except to the extent that any such default, misrepresentation, negligence, misconduct or other action or inaction would limit the Guaranteed Obligations, (vii) any defect in the title, condition, design, operation or fitness of, or any interference with the operation, use or possession of, the Aircraft, (viii) any failure to establish, perfect or preserve title to or any security interest in or to the Aircraft or any other collateral security for the Guaranteed Obligations, or (ix) any other circumstance whatsoever (except the complete payment and performance of the Guaranteed Obligations).

         (b)   Waiver.     The Owner Participant Guarantor unconditionally
waives, to the fullest extent permitted by law, any right it may have to (i) the notice of any waiver or extension granted to the Owner Participant, (ii) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of the Beneficiaries against the Owner Participant, the Owner Participant Guarantor or any other Person, (iii) require the Beneficiaries to proceed against the Owner Participant or any other Person or pursue any collateral or right or remedy within such Beneficiary's power, (iv) require acceptance of this Guaranty, diligence, presentment, demand for payment, protest and all other notices, including notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations, proof of notice of nonpayment under any Operative Agreement, notice of default or any failure on the part of the Owner Participant to perform and comply with any Guaranteed Obligations, (v) require any enforcement, assertion, exercise or election by any of the Beneficiaries of any right, power or remedy conferred herein or in any Operative Agreement, (vi) require the marshalling of assets or the resort to any other security, (vii) except as otherwise expressly provided herein, claim any other defense, contingency, circumstance or matter which might constitute a legal or equitable discharge or release of a surety or guarantor, or which might otherwise limit recourse against the Owner Participant Guarantor, (viii) require any of the Beneficiaries to mitigate the damages resulting from any default hereunder or under any Operative Agreement,
(ix) require notices of the sale, transfer or other disposition of any right, title to or interest in any Operative Agreement, the Lessor's Estate or the Trust Indenture Estate, or (x) any defense based on or arising out of the voluntary or involuntary bankruptcy, insolvency, liquidation, dissolution, receivership, or other similar proceeding affecting the Owner Participant.

         SECTION 4. Term of the Obligations of the Owner Participant Guarantor. The obligations of the Owner Participant Guarantor under this Guaranty shall be discharged and released upon the earlier of (a) the payment, performance and satisfaction in full of the Guaranteed Obligations after the termination of all of the Owner Participant Agreements, and (b) the transfer by the Owner Participant of its rights and obligations under the Operative Agreements, or any other assignment or other transfer of the Owner Participant's rights and obligations pursuant to the Operative Agreements to any person in accordance with, and as permitted by, the Owner Participant Agreements; provided, however, that any such transfer shall not relieve the Owner Participant Guarantor of any of its obligations hereunder arising out of events occurring prior to such transfer.

         SECTION 5. Representations, Warranties and Covenants of the Owner Participant Guarantor.

         (a) Corporate Existence and Power. The Owner Participant Guarantor is duly organized, validly existing and in good standing as a state chartered banking association under the laws of the State of Michigan. The Owner Participant Guarantor has the corporate power and authority (i) to own or lease its properties and to carry on its present business and operations, and
(ii) to enter into and perform its obligations under this Guaranty. The Owner Participant is a wholly-owned subsidiary of the Owner Participant Guarantor.

         (b) Due Authorization, Etc.. The execution and delivery by the Owner Participant Guarantor of this Guaranty and compliance by the Owner Participant Guarantor with all of the provisions hereof do not and will not contravene any law, governmental rule or regulation or any order, writ, injunction or decree of any court or governmental authority or agency applicable to or binding on the Owner Participant Guarantor or contravene the provisions of, or constitute a default under, its charter or by-laws or any indenture, mortgage, contract or any agreement or instrument to which the Owner Participant Guarantor is a party or by which it or any of its property may be bound or affected.

         (c) Validity; Enforceability. This Guaranty has been duly authorized, executed and delivered by the Owner Participant Guarantor, constitutes a legal, valid and binding obligation of the Owner Participant Guarantor and is enforceable against the Owner Participant Guarantor in accordance with its terms.

         (d) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Owner Participant Guarantor of this Guaranty or in connection herewith.

         (e) Financial Information. The Owner Participant Guarantor has a combined capital, surplus and undivided profits equal to at least $75,000,000. The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Guaranty, provided that each such representation and warranty is made only on and as of the date hereof.

         SECTION 6. Survival of Guaranty. Notwithstanding anything to the contrary herein, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any of the amounts paid to any of the Beneficiaries, in whole or in part, is required to be repaid upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Owner Participant Guarantor or the Owner Participant or any other Person, or as a result of the appointment of a custodian, receiver, trustee, or other officer with similar powers with respect to the Owner Participant Guarantor or the Owner Participant or any other Person or any substantial part of the property of the Owner Participant Guarantor or the Owner Participant or such other Person, all as if such payments had not been made.

         SECTION 7. Remedies; Subrogation. (a) In the event the Owner Participant Guarantor shall fail to pay immediately any amounts due under this Guaranty or to comply with any other term of this Guaranty, each Beneficiary shall be entitled to all rights and remedies to which it may be entitled hereunder or at law, in equity or by statute.

         (b) Subrogation. The Owner Participant Guarantor will not exercise any rights that it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Owner Participant Guarantor on account of such subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Beneficiary to whom such Guaranteed Obligation is payable and shall forthwith be paid to such Beneficiary to be credited and applied to such Guaranteed Obligation, whether matured or unmatured, in accordance with the terms of the Owner Participant Agreement under which such Guaranteed Obligations arose. If (i) the Owner Participant Guarantor shall make payment to any Beneficiary of all or any part of the Guaranteed Obligations and (ii) all the Guaranteed Obligations shall be paid in full, such Beneficiary will, at the Owner Participant Guarantor's request and expense, execute and deliver to the Owner Participant Guarantor appropriate documents, without recourse and with representation or warranty, necessary to evidence the transfer by subrogation to the Owner Participant Guarantor of any interest in the Guaranteed Obligations resulting from such payment by the Owner Participant Guarantor.

         (c) The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Guaranteed Obligations and the termination of the Operative Agreements.

         SECTION 8. Limitations. Nothing in this Guaranty shall expressly or by implication increase or expand the rights or obligations of any Beneficiary or the Owner Participant under the Owner Participant Agreements.

         SECTION 9. No Waiver; Amendments. No failure on the part of the Owner Participant Guarantor or any Beneficiary to exercise, no delay in exercising and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy. All remedies of the Beneficiaries against the Owner Participant and the Owner Participant Guarantor are cumulative, without duplication. This Guaranty may not be waived, amended, supplemented or modified except by an instrument in writing executed by the Beneficiaries.

         SECTION 10. Assignment and Assumption. This Guaranty may not be assigned by the Owner Participant Guarantor to, or assumed by, any successor to or assign of the Owner Participant Guarantor without the prior written consent of the Beneficiaries except in connection with a sale of all or substantially all of the Owner Participant Guarantor's assets and pursuant to an assignment and assumption agreement, in form and substance reasonably satisfactory to the Beneficiaries, of the Owner Participant Guarantor's obligations hereunder, or as otherwise provided in Section 4 hereof, by a Person complying with the requirements of the Owner Participant Agreements applicable to a transferee Owner Participant.

         SECTION 11. Notices. All notices or other communications required or otherwise provided under this Guaranty shall be in writing and shall be delivered to the Beneficiaries at the address set forth in Section 14.01 of the Participation Agreement and, if to the Owner Participant Guarantor;

                     Comerica Bank
                     29201 Telegraph Road
                     2nd Floor
                     Southfield, Michigan 48034
                     Attention:  John C. Verdon
                     Telephone:  (810) 948-2914
                     Facsimile:  (810) 948-2995

with a copy to:
                     Comerica Leasing Corporation
                     29201 Telegraph Road
                     2nd Floor
                     Southfield, Michigan 48034
                     Attention:  Michael MacMichael
                     Telephone:  (810) 948-2950
                     Facsimile:  (810) 948-2995

or to such other address as the Owner Participant Guarantor or any Beneficiary may specify by written notice. All notices shall be deemed duly given in any manner provided for in Section 14.01 of the Participation Agreement.

         SECTION 12. Successors and Assigns. This Guaranty shall bind the Owner Participant Guarantor and its successors and permitted assigns and inure to the benefit of the Beneficiaries and their successors and permitted assigns.

         SECTION 13. Severability. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty.

         SECTION 14. Governing Law. THIS GUARANTY SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN.

         IN WITNESS WHEREOF, the party hereto has caused this Guaranty to be duly executed as of the day and year first above written.


                           COMERICA BANK


                           By:
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                                 Name:
                                 Title: